UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  June 22, 2016
Xplore Technologies Corp.
 (Exact name of registrant as specified in its charter)
Delaware	000-52697	26-0563295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8601 RR 2222, Building II
Austin, Texas  78730
 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:
(512) 336-7797
14000 Summit Drive, Suite 900, Austin, Texas  78728
 (Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.02 Results of Operation

On June 22, 2016, Xplore Technologies Corp. (the “Company”) issued a press release announcing that the Company will release its financial results for its fiscal year ended March 31, 2016.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The Company will hold a conference call and webcast on Wednesday, June 29, 2015, at 4:00 p.m. ET to discuss the Company’s financial results for the fiscal year.  Interested parties can access the call by dialing 877-269-7756, interested parties outside the United States can access the call by dialing 201-689-7817. A live and archived webcast will be available online in the investor relations section of Xplore’s website at www.xploretech.com.   A replay of the conference call will be available until 5 p.m. ET on July 29, 2016, by calling 877-660-6853 from the United States or 201-612-7415 from outside the United States and entering conference ID number 13639638.

The information in this current report is being furnished pursuant to Item 2.02 of Form 8-K and, according to general instruction B.2. thereunder, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits
Exhibit No.	Description
99.1	Press Release dated June 22, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xplore Technologies Corp.

By:           /s/Tom Wilkinson
Name:  Tom Wilkinson
Title:    Chief Financial Officer

Dated: June 28, 2016